UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07056

Nuveen Select Maturities Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: September 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN

Closed-End Funds

Nuveen
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report September 30, 2017

NIM
Nuveen Select Maturities Municipal Fund

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Table of Contents

Chairman's Letter to Shareholders	4
Portfolio Manager's Comments	5
Share Information	7
Risk Considerations	9
Performance Overview and Holding Summaries	10
Shareholder Meeting Report	12
Portfolio of Investments	13
Statement of Assets and Liabilities	28
Statement of Operations	29
Statement of Changes in Net Assets	30
Financial Highlights	32
Notes to Financial Statements	34
Additional Fund Information	42
Glossary of Terms Used in this Report	43
Reinvest Automatically, Easily and Conveniently	44
Annual Investment Management Agreement Approval Process	45

NUVEEN 3

Chairman's Letter to Shareholders
Dear Shareholders,
Asset prices have steadily climbed this year, propelled by a "Goldilocks" economic scenario that enabled markets to sidestep geopolitical tensions, natural disasters, terrorism events and political noise. The U.S. economy continued to run not too hot, not too cold, with steady growth and low levels of unemployment, inflation and interest rates. Corporate earnings have been healthy and recession risk appeared low. At the same time, growth across the rest of the world has improved as well, leading to upward revisions in global growth projections.
Yet, a global synchronized recovery also brings the prospect of higher inflation. Central banks have to manage the delicate balance between too-loose financial conditions, which risks economies overheating, and too-tight conditions, which could trigger recession. The nominee for Chairman of the U.S. Federal Reserve (Fed), Jerome Powell, is largely expected to maintain the course set by Chair Janet Yellen after her term expires in February 2018. However, uncertainties about fiscal policy remain, particularly as Congress is currently working on a tax overhaul plan. Depending on the details of a tax bill and whether it passes, the Fed's job of managing interest rates could become more complicated in the years ahead.
Meanwhile, politics will remain in the forefront. The U.S. debt ceiling debate resumes in December 2017 when the current extension of the debt limit expires, and rebuilding continues in the wake of Hurricanes Harvey, Irma and Maria. The ongoing "Brexit" negotiations and the North American Free Trade Agreement (NAFTA) talks may impact key trade and political partnerships. Tensions with North Korea may continue to flare.
The magnitude of the market's bullishness this year has been somewhat surprising. But gains may not be so easy in the coming years. Nobody can predict market shifts, which is why Nuveen encourages you to talk to your financial advisor to ensure your investment portfolio is appropriately diversified for your objectives, time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
November 22, 2017

4 NUVEEN

Portfolio Manager's Comments
Nuveen Select Maturities Municipal Fund (NIM)
This Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. Portfolio manager Paul L. Brennan, CFA, reviews key investment strategies and the six-month performance of the Nuveen Select Maturities Municipal Fund (NIM). Paul has managed NIM since 2006.
What key strategies were used to manage NIM during the six-month reporting period ended September 30, 2017?
During the six-month reporting period, moderate economic growth, well-signaled policy actions from the Federal Reserve (Fed), a reassessment of political risk and stable municipal credit fundamentals continued to drive demand for municipal bonds, while supply remained relatively tight. Against this backdrop, yields fell (except at the very short end of the yield curve, which rose in concert with the Fed's rate hikes) and credit spreads narrowed, helping the broad municipal market to post a gain for the reporting period. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term.
The Fund's overall positioning remained relatively unchanged during the reporting period, although we marginally increased exposure to lower quality bonds by the end of the reporting period. Our emphasis remained on intermediate and longer maturities, lower rated credits and sectors offering higher yields.
Cash for new purchases was generated primarily by proceeds from called and matured bonds, which we worked to redeploy to keep NIM fully invested and support the Fund's income stream. Because NIM is an intermediate maturity Fund, it typically has a greater number of bonds maturing or being called than funds with longer average maturity targets. In addition, we continued to see heightened call activity during the reporting period, as bond issuers sought to lower costs through refinancings and the increase in this activity provided ample cash for purchases.
How did NIM perform during the six-month reporting period ended September 30, 2017?
The table in NIM's Performance Overview and Holding Summaries section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended September 30, 2017. The Fund's returns are compared with the performance of corresponding market indexes.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor's objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers' ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN 5

Portfolio Manager's Comments (continued)
For the six months ended September 30, 2017, the total return on net asset value (NAV) for NIM outperformed the S&P Municipal Bond Intermediate Index.
The main drivers of the Fund's performance during this reporting period were credit exposures and sector allocations. Lower rated bonds continued to outperform higher rated bonds during this reporting period. The Fund remained overweight to bonds rated A and below, which was beneficial to performance because these segments, especially single A and BBB bonds, performed well. Given the strong performance of lower quality credits, the sectors with greater concentrations of lower rated bonds were the top performers, including the health care, industrial development revenue/pollution control revenue (IDR/PCR) and tobacco sectors. NIM held overweight allocations in these sectors, which drove relative gains.
The Fund's duration and yield curve positioning was modestly favorable to performance. NIM's duration was shorter than the benchmark's, which was disadvantageous in this environment where longer bonds outperformed shorter bonds. However, the Fund's overweight to longer duration bonds outperformed its exposure to shorter duration bonds, and this positioning contributed positively to performance.
Additionally, NIM's performance was further aided by some bonds that appreciated on improving credit situations. The Fund's holdings in Chicago credits, including the Chicago Board of Education, IDR/PCR FirstEnergy Solution bonds and New Jersey state debt were notable performers in this reporting period.
Given the continued news about economic problems in Puerto Rico, we should note that NIM has no exposure to Puerto Rico bonds.
Note About Investment Valuations
The municipal securities held by the Fund are valued by the Fund's pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. Thus, the current net asset value of the Fund's shares might be impacted, higher or lower, if the Fund were to use a different pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Fund's then-current municipal bond pricing service was acquired by the parent company of another pricing service, and the combination of the valuation methodologies used by the two organizations took place on October 16, 2017, subsequent to the close of the reporting period of this report. The change of valuation methodologies due to that combination had little or no impact on the net asset value of the Fund's shares.

6 NUVEEN

Share Information
DISTRIBUTION INFORMATION
The following information regarding the Fund's distributions is current as of September 30, 2017. The Fund's distribution levels may vary over time based on its investment activity and portfolio investment value changes.
During the current reporting period, the Fund's distributions to shareholders were as shown in the accompanying table.

Monthly Distributions (Ex-Dividend Date)	Per Share Amounts
April 2017	$0.0260
May	0.0260
June	0.0260
July	0.0260
August	0.0260
September 2017	0.0260
Total Distributions from Net Investment Income	$0.1560
Yields
Market Yield*	3.03%
Taxable-Equivalent Yield*	4.21%

*
Market Yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on an income tax rate of 28.0%. When comparing the Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.
As of September 30, 2017, the Fund had a positive UNII balance, based upon our best estimate, for tax purposes and a positive UNII balance for financial reporting purposes.
All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, the Fund's shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund's dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN 7

Share Information (continued)

SHARE REPURCHASES
During August 2017, the Fund's Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of September 30, 2017, and since the inception of the Fund's repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

Shares cumulatively repurchased and retired	0
Shares authorized for repurchase	1,245,000

OTHER SHARE INFORMATION
As of September 30, 2017, and during the current reporting period, the Fund's share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

NAV	$10.52
Share price	$10.31
Premium/(Discount) to NAV	(2.00)%
6-month average premium/(discount) to NAV	(2.99)%

8 NUVEEN

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Select Maturities Municipal Fund (NIM)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NIM.

NUVEEN 9

NIM
Nuveen Select Maturities Municipal Fund
Performance Overview and Holding Summaries as of September 30, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2017

	Cumulative		Average Annual
	6-Month	1-Year	5-Year	10-Year
NIM at NAV	3.87%	1.08%	2.97%	4.09%
NIM at Share Price	5.46%	(0.54)%	1.59%	4.70%
S&P Municipal Bond Intermediate Index	2.97%	0.96%	2.85%	4.61%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

10 NUVEEN

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.7%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.7%
Other Assets Less Liabilities	0.6%
Net Assets	100%

Portfolio Credit Quality
(% of total investments)
AAA/U.S. Guaranteed	13.3%
AA	20.9%
A	33.0%
BBB	22.3%
BB or Lower	6.8%
N/R (not rated)	3.7%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	20.1%
Transportation	14.8%
Health Care	14.6%
Utilities	13.5%
Tax Obligation/General	13.2%
U.S. Guaranteed	9.2%
Consumer Staples	5.0%
Other	9.6%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	18.7%
Texas	8.8%
New Jersey	7.9%
Pennsylvania	5.8%
California	5.8%
Ohio	5.2%
New York	4.4%
Wisconsin	4.3%
Florida	3.9%
South Carolina	3.8%
Arizona	3.2%
Louisiana	2.4%
Nevada	2.3%
Washington	2.3%
Indiana	2.0%
Other	19.2%
Total	100%

NUVEEN 11

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen on August 2, 2017 for NIM; at this meeting the shareholders were asked to elect Board Members.

NIM
Common
Shares

Approval of the Board Members was reached as follows:
David J. Kundert
For	11,348,350
Withhold	203,480
Total	11,551,830
John K. Nelson
For	11,343,133
Withhold	208,697
Total	11,551,830
Terence J. Toth
For	11,349,294
Withhold	202,536
Total	11,551,830
Robert L. Young
For	11,338,856
Withhold	212,974
Total	11,551,830

12 NUVEEN

NIM

Nuveen Select Maturities Municipal Fund
Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)		Optional Call Provisions (2)
	Description (1)		Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.7%

	MUNICIPAL BONDS – 98.7%

	Alabama – 0.7%
$ 375	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 4.000%,	3/21 at 100.59	A1	$ 405,649
	7/01/46 (Mandatory put 6/01/21)
350	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%,	4/22 at 100.52	A1	385,920
	8/01/47 (Mandatory put 7/01/22)
125	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill	4/25 at 100.00	N/R	130,420
	College Project, Series 2015, 5.000%, 4/15/27
850	Total Alabama			921,989
	Alaska – 0.1%
155	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011, 5.000%, 4/01/21	4/20 at 100.00	A1	169,657
	Arizona – 3.2%
	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children's
	Hospital, Refunding Series 2012A:
275	5.000%, 2/01/20	No Opt. Call	BBB+	295,988
290	5.000%, 2/01/27	2/22 at 100.00	BBB+	318,017
	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility
	Project, Refunding Senior Series 2012A:
425	5.000%, 7/01/25	7/22 at 100.00	A1	472,961
685	5.000%, 7/01/26	7/22 at 100.00	A1	758,884
685	5.000%, 7/01/27	7/22 at 100.00	A1	755,336
115	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power	3/23 at 100.00	A–	121,243
	Company Project, Series 2013A, 4.000%, 9/01/29
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc
	Prepay Contract Obligations, Series 2007:
150	5.000%, 12/01/17	No Opt. Call	BBB+	150,993
135	5.250%, 12/01/19	No Opt. Call	BBB+	145,626
165	5.000%, 12/01/32	No Opt. Call	BBB+	197,606
715	5.000%, 12/01/37	No Opt. Call	BBB+	857,642
120	The Industrial Development Authority of the City of Phoenix, Arizona Education Facility	7/19 at 101.00	N/R	118,561
	Revenue Bonds, Legacy Traditional Schools East Mesa and Cadence (Nevada)
	Campuses, Series 2017A, 144A, 4.000%, 7/01/22
3,760	Total Arizona			4,192,857
	Arkansas – 0.4%
540	Independence County, Arkansas, Pollution Control Revenue Bonds, Arkansas Power and Light	No Opt. Call	A	556,519
	Company Project, Series 2013, 2.375%, 1/01/21
	California – 5.8%
300	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien	No Opt. Call	A	357,378
	Series 2013A, 5.000%, 10/01/23
390	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series	2/27 at 100.00	A+	403,677
	2017, 3.750%, 2/01/32
275	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace	7/26 at 100.00	BB	294,500
	Academy Project, Series 2016A, 144A, 5.000%, 7/01/31
105	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	108,319
	Management Inc., Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory put 11/03/25)
	(Alternative Minimum Tax)

NUVEEN 13

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 290	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	$ 311,808
	Management Inc., Series 2015A-1, 3.375%, 7/01/25 (Alternative Minimum Tax)
205	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	215,379
	Management, Inc. Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (Alternative Minimum Tax)
525	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	AA–	578,245
125	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda	12/24 at 100.00	BB+	141,557
	University Medical Center, Series 2014A, 5.250%, 12/01/29
250	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series	1/23 at 100.00	BBB	274,132
	2012, 5.000%, 1/01/24
125	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed	11/17 at 100.00	B+	124,862
	Bonds, Series 2007A-1, 5.000%, 6/01/33
100	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills	9/24 at 100.00	N/R	111,620
	Improvement Area A & C, Series 2014C, 5.000%, 9/01/32
325	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities	10/17 at 100.00	AA	325,887
	District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured
1,000	Mount San Antonio Community College District, Los Angeles County, California, General	2/28 at 100.00	Aa1	962,270
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28 (4)
2,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/25 –	No Opt. Call	AA	1,620,600
	AGC Insured
35	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series	6/23 at 100.00	BBB–	39,478
	2013A, 5.750%, 6/01/44
2,000	San Diego Community College District, California, General Obligation Bonds, Refunding Series	No Opt. Call	Aaa	1,008,720
	2011, 0.000%, 8/01/37
415	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue	1/25 at 100.00	BBB	467,116
	Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/29
215	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A,	No Opt. Call	Baa1	249,391
	5.000%, 7/01/25
8,680	Total California			7,594,939
	Colorado – 1.4%
250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives,	No Opt. Call	BBB+	276,780
	Series 2008D-3, 5.000%, 10/01/38 (Mandatory put 11/12/21)
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
300	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	205,227
250	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	141,427
5	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007A-1, 5.250%,	No Opt. Call	A	5,168
	9/01/18 – NPFG Insured
1,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 –	9/20 at 41.72	A	377,740
	NPFG Insured
500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding	No Opt. Call	N/R	533,305
	Series 2013, 144A, 5.000%, 12/01/20
210	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private	7/20 at 100.00	BBB+	230,395
	Activity Bonds, Series 2010, 6.000%, 1/15/41
2,515	Total Colorado			1,770,042
	Connecticut – 0.8%
100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility	12/17 at 100.00	N/R	99,568
	Expansion Church Home of Hartford Inc. Project, TEMPS-50 Series 2016B-2, 144A,
	2.875%, 9/01/20
905	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University,	No Opt. Call	AAA	904,647
	Series 2010A-3, 0.875%, 7/01/49 (Mandatory put 2/08/18)
1,005	Total Connecticut			1,004,215

14 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Delaware – 0.1%
$ 170	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013,	7/23 at 100.00	BBB	$ 183,687
	5.000%, 7/01/28
	District of Columbia – 0.9%
120	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC	10/22 at 100.00	BB+	124,074
	Issue, Series 2013, 5.000%, 10/01/30
935	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds,	No Opt. Call	Baa1	1,050,379
	Series 2001, 6.500%, 5/15/33
1,055	Total District of Columbia			1,174,453
	Florida – 3.6%
295	Cape Coral, Florida, Utility Improvement Assessment Bonds, Refunding Various Areas Series	No Opt. Call	AA	295,749
	2017, 3.000%, 9/01/28 – AGM Insured
	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds,
	Series 2015A-1:
555	5.000%, 6/01/22	12/21 at 100.00	AA	633,455
365	5.000%, 6/01/25	12/24 at 100.00	AA	436,566
200	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal	No Opt. Call	AA	205,278
	Account Senior Secured Series 2011A-1, 5.000%, 6/01/18
	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds,
	Senior Secured Series 2012A-1:
50	5.000%, 6/01/18	No Opt. Call	AA	51,319
455	5.000%, 6/01/20	No Opt. Call	AA	499,549
	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University,
	Refunding Series 2013:
90	4.750%, 11/01/23	No Opt. Call	BBB–	94,756
370	6.000%, 11/01/33	11/23 at 100.00	BBB–	417,290
	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System,
	Series 2009:
10	5.500%, 6/01/29 (Pre-refunded 6/01/19) – AGM Insured	6/19 at 100.00	AA (5)	10,751
10	5.625%, 6/01/34 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	AA (5)	10,772
480	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010,	No Opt. Call	A	509,002
	5.000%, 10/01/20
90	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH	12/24 at 100.00	BBB+	99,636
	Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31
720	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System	12/17 at 100.00	AA–	722,383
	Obligation Group, Refunding Series 2007, 5.000%, 8/15/27
	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project,
	Refunding & Capital Improvement Series 2012A:
120	5.000%, 9/01/22	No Opt. Call	A+	138,478
350	5.000%, 9/01/23	9/22 at 100.00	A+	401,457
185	5.000%, 9/01/25	9/22 at 100.00	A+	211,605
4,345	Total Florida			4,738,046
	Georgia – 0.9%
180	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 1995, 5.200%,	8/22 at 100.00	A (5)	197,811
	8/01/25 (Pre-refunded 8/01/22) – NPFG Insured
900	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/22 at 100.00	Baa2	1,021,212
	Refunding Series 2012C, 5.250%, 10/01/23
1,080	Total Georgia			1,219,023

NUVEEN 15

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Guam – 0.3%
$ 140	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013,	7/23 at 100.00	A–	$ 154,858
	5.500%, 7/01/43
150	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43	10/23 at 100.00	BBB	171,604
	(Alternative Minimum Tax)
290	Total Guam			326,462
	Hawaii – 1.4%
200	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	214,000
	University, Series 2013A, 6.250%, 7/01/27
1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric	No Opt. Call	A–	1,018,450
	Company, Inc. and Subsidiary Projects, Series 2017A, 3.100%, 5/01/26 (Alternative Minimum Tax)
20	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health Systems,	7/25 at 100.00	AA–	23,474
	Series 2015A, 5.000%, 7/01/29
510	Hawaiian Electric Company Inc. and Its Subsidiaries, Special Purpose Revenue Bonds, Department of	No Opt. Call	A–	533,154
	Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (Alternative Minimum Tax)
1,730	Total Hawaii			1,789,078
	Idaho – 0.4%
565	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project,	No Opt. Call	BB+	547,977
	Refunding Series 2016, 2.750%, 10/01/24
	Illinois – 18.2%
	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016:
10	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	9,962
10	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	9,946
25	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	24,647
25	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	24,187
25	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	24,392
	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
15	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	14,943
15	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	14,919
25	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	24,647
35	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	34,074
40	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	38,875
1,215	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement	4/27 at 100.00	A	1,434,028
	Revenues, Series 2016, 6.000%, 4/01/46
190	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding	No Opt. Call	B+	190,502
	Series 2010F, 5.000%, 12/01/17
45	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding	No Opt. Call	N/R (5)	45,321
	Series 2010F, 5.000%, 12/01/17 (ETM)
750	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding	12/27 at 100.00	N/R	902,115
	Series 2017B, 144A, 6.750%, 12/01/30
300	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien	1/25 at 100.00	A	338,223
	Refunding Series 2015A, 5.000%, 1/01/33 (Alternative Minimum Tax)
75	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C,	1/19 at 100.00	BBB+	77,338
	5.000%, 1/01/27
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
200	5.000%, 1/01/23	No Opt. Call	BBB+	221,356
225	5.000%, 1/01/24	No Opt. Call	BBB+	251,707
190	5.000%, 1/01/25	No Opt. Call	BBB+	213,813
55	5.000%, 1/01/26	No Opt. Call	BBB+	62,087
325	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 11/15/21	No Opt. Call	AA–	363,542
185	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A, 5.000%, 11/15/20	No Opt. Call	AA–	202,582

16 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 1,997	Huntley, Illinois, Special Service Area 9, Special Tax Bonds, Series 2007, 5.100%, 3/01/28	10/17 at 100.00	AA (5)	$ 2,003,670
	(Pre-refunded 10/30/17) – AGC Insured
590	Huntley, Illinois, Special Tax Bonds, Special Service Area 10, Refunding Series 2017, 3.300%,	3/26 at 100.00	AA	593,186
	3/01/28 (WI/DD, Settling 10/18/17) – BAM Insured
625	Illinois Finance Authority, Gas Supply Refunding Revenue Bonds, The Peoples Gas Light and Coke	No Opt. Call	A	631,631
	Company Project, Series 2010B, 1.875%, 2/01/33 (Mandatory put 8/01/20)
455	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	BBB–	492,301
560	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A,	9/24 at 100.00	BBB–	573,306
	4.625%, 9/01/39
275	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Series 2008A, 5.500%,	7/18 at 100.00	A (5)	284,287
	7/01/38 (Pre-refunded 7/01/18)
890	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%,	11/17 at 100.00	A (5)	895,660
	11/15/37 (Pre-refunded 11/15/17)
1,850	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C,	No Opt. Call	BBB	2,022,068
	4.000%, 2/15/24
250	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.250%, 4/01/22	12/17 at 100.00	Ba2	250,102
	Illinois State, General Obligation Bonds, February Series 2014:
370	5.000%, 2/01/25	2/24 at 100.00	BBB	404,810
325	5.000%, 2/01/26	2/24 at 100.00	BBB	355,404
	Illinois State, General Obligation Bonds, Refunding Series 2012:
390	5.000%, 8/01/20	No Opt. Call	BBB	416,029
335	5.000%, 8/01/21	No Opt. Call	BBB	362,162
1,000	5.000%, 8/01/22	No Opt. Call	BBB	1,088,880
320	5.000%, 8/01/23	No Opt. Call	BBB	350,979
300	Illinois State, General Obligation Bonds, Series 2012A, 4.000%, 1/01/20	No Opt. Call	BBB	310,068
	Illinois State, General Obligation Bonds, Series 2013:
280	5.500%, 7/01/25	7/23 at 100.00	BBB	313,748
240	5.500%, 7/01/26	7/23 at 100.00	BBB	268,795
470	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series	1/26 at 100.00	AA–	548,363
	2016A, 5.000%, 12/01/31
450	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B,	1/26 at 100.00	AA–	513,243
	5.000%, 1/01/37
1,380	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation Bonds,	No Opt. Call	Aa2	1,356,319
	Series 2006, 0.000%, 12/01/18 – NPFG Insured
1,000	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria	12/18 at 79.62	AA	782,190
	County School District 150 Project, Series 2009A, 0.000%, 12/01/22 – AGC Insured
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,
	Series 2010:
725	5.000%, 6/01/19	No Opt. Call	A	769,297
1,025	5.250%, 6/01/21	No Opt. Call	A	1,161,417
60	6.250%, 6/01/24	11/17 at 100.00	A	61,223
310	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties,	No Opt. Call	AA	332,831
	Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured
	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group,
	Inc., Series 2013:
50	7.250%, 11/01/33 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (5)	66,417
95	7.250%, 11/01/36 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (5)	126,192
200	7.625%, 11/01/48 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (5)	270,006
	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
230	5.000%, 3/01/33	3/25 at 100.00	A	260,399
145	5.000%, 3/01/34 – AGM Insured	3/25 at 100.00	AA	163,959
500	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source,	No Opt. Call	A+	553,335
	Series 2012, 4.000%, 11/01/22

NUVEEN 17

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 355	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College	6/18 at 100.00	AA	$ 365,522
	District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008,
	5.750%, 6/01/28
390	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, Limited Tax	10/19 at 103.00	BBB+	423,442
	General Obligation Lease Certificates, Series 2011, 7.000%, 10/15/22
22,417	Total Illinois			23,894,447
	Indiana – 2.0%
115	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	10/19 at 100.00	B–	114,878
	Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21
140	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A,	10/24 at 100.00	A	160,236
	5.000%, 10/01/31
255	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public	No Opt. Call	A	270,456
	Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured
250	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012, 4.750%, 2/01/21	No Opt. Call	N/R	263,477
250	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding	8/24 at 100.00	A	292,050
	Series 2014, 5.000%, 2/01/29
865	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc.	No Opt. Call	A–	869,680
	Project, Series 2008, 1.850%, 6/01/44 (Mandatory put 10/01/19)
600	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc.	No Opt. Call	A–	684,456
	Project, Series 2015, 5.000%, 11/01/45 (Mandatory put 11/01/22) (Alternative Minimum Tax)
2,475	Total Indiana			2,655,233
	Iowa – 1.1%
500	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/27	6/20 at 100.00	A2 (5)	554,580
	(Pre-refunded 6/15/20)
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company
	Project, Series 2013:
220	5.000%, 12/01/19	No Opt. Call	B	227,647
215	5.500%, 12/01/22	12/18 at 100.00	B	219,777
200	5.250%, 12/01/25	12/23 at 100.00	B	212,172
185	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company	6/19 at 105.00	B	197,269
	Project, Series 2016, 144A, 5.875%, 12/01/27
1,320	Total Iowa			1,411,445
	Kansas – 0.1%
105	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds,	No Opt. Call	A+	121,670
	Refunding & Improvement Series 2014A, 5.000%, 9/01/22
	Kentucky – 1.0%
550	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health,	6/27 at 100.00	BBB	615,257
	Refunding Series 2017A, 5.000%, 6/01/31
350	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds,	6/18 at 100.00	AA	356,307
	Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured
340	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease	6/21 at 100.00	A1	376,825
	Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29
1,240	Total Kentucky			1,348,389
	Louisiana – 2.4%
240	De Soto Parrish, Louisiana, Pollution Control Revenue Bonds, Southwestern Electric Power	No Opt. Call	A–	240,166
	Company Project, Refunding Series 2010, 1.600%, 1/01/19
455	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East	7/21 at 100.00	BB	482,123
	Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41

18 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006-C1:
$ 175	5.875%, 6/01/23 (Pre-refunded 6/01/18)	6/18 at 100.00	AA (5)	$ 180,824
10	6.000%, 6/01/24 (Pre-refunded 6/01/18)	6/18 at 100.00	AA (5)	10,341
150	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/26 at 100.00	A3	174,856
	Refunding Series 2016, 5.000%, 5/15/29
100	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/27 at 100.00	A3	117,176
	Refunding Series 2017, 5.000%, 5/15/30
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,
	Series 2015:
525	5.000%, 5/15/22	No Opt. Call	A3	600,232
335	5.000%, 5/15/24	No Opt. Call	A3	396,359
110	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/25	No Opt. Call	AA–	131,780
100	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015, 5.000%, 6/01/32	6/25 at 100.00	A	114,867
590	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series	No Opt. Call	BBB	624,019
	2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)
2,790	Total Louisiana			3,072,743
	Maine – 0.0%
35	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/22	No Opt. Call	BBB+	40,125
	Maryland – 0.3%
335	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017,	9/27 at 100.00	BBB–	394,640
	5.000%, 9/01/30
	Massachusetts – 1.0%
200	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue,	7/24 at 100.00	BBB–	218,720
	Series 2014A, 5.000%, 7/01/27
500	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007,	10/17 at 100.00	N/R	500,910
	5.000%, 10/01/19
	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc.,
	Series 2001A:
100	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	12/17 at 100.00	N/R	100,381
470	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/18 at 100.00	N/R	474,333
1,270	Total Massachusetts			1,294,344
	Michigan – 1.1%
400	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development	No Opt. Call	BB	300,528
	Area 1 Projects, Series 1996B, 0.000%, 7/01/23
150	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%,	No Opt. Call	A	181,444
	7/01/29 – FGIC Insured
150	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/25 at 100.00	A–	167,098
	Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C,
	5.000%, 7/01/34
705	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County	12/25 at 100.00	A	803,199
	Airport, Refunding Series 2015F, 5.000%, 12/01/33 (Alternative Minimum Tax)
1,405	Total Michigan			1,452,269
	Missouri – 1.2%
100	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson	11/25 at 100.00	N/R	100,478
	Shoppes Redevelopment Project, Refunding Series 2017A, 4.000%, 11/01/26
100	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds,	5/23 at 100.00	BBB+	110,143
	Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33
30	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds,	11/23 at 100.00	BBB	30,782
	Saint Louis College of Pharmacy, Series 2015B, 4.000%, 5/01/32

NUVEEN 19

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$ 1,070	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series	No Opt. Call	A	$ 1,147,917
	2005, 5.500%, 7/01/19 – NPFG Insured
170	St. Louis County, Missouri, GNMA Collateralized Mortgage Revenue Bonds, Series 1989A, 8.125%,	7/20 at 100.00	AA+ (5)	185,575
	8/01/20 (Pre-refunded 7/01/20) (Alternative Minimum Tax)
1,470	Total Missouri			1,574,895
	Montana – 0.3%
260	Billings, Montana, Tax Increment Urban Renewal Revenue Bonds, Expanded North 27th Street,	1/23 at 100.00	N/R	271,697
	Series 2013A, 5.000%, 7/01/33
120	University of Montana, Revenue Bonds, Series 1996D, 5.375%, 5/15/19 – NPFG Insured (ETM)	No Opt. Call	A (5)	125,198
380	Total Montana			396,895
	Nebraska – 0.1%
100	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools	6/22 at 100.00	AA–	110,513
	Series 2012, 4.000%, 6/15/23
	Nevada – 2.3%
1,470	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	1,621,836
250	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%,	6/19 at 100.00	BBB+ (5)	279,170
	6/15/30 (Pre-refunded 6/15/19)
50	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence,	No Opt. Call	N/R	53,563
	Refunding Series 2013, 5.000%, 6/01/22
175	Washoe County, Nevada, Gas and Water Facilities Revenue Bonds, Sierra Pacific Power Company,	No Opt. Call	A+	183,739
	Refunding Series 2016B, 3.000%, 3/01/36 (Mandatory put 6/01/22)
775	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority,	7/21 at 100.00	AA	877,315
	Refunding Series 2011, 5.000%, 7/01/23
2,720	Total Nevada			3,015,623
	New Hampshire – 0.1%
105	Business Finance Authority of the State of New Hampshire, Water Facility Revenue Bonds,	1/26 at 100.00	A+	108,166
	Pennichuck Water Works, Inc. Project ,Series 2015A, 4.250%, 1/01/36 (Alternative Minimum Tax)
	New Jersey – 7.8%
500	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds,	2/24 at 100.00	BBB+	559,915
	Cooper Health System Obligated Group Issue, Refunding Series 2014A, 5.000%, 2/15/30
300	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue	No Opt. Call	BBB–	328,350
	Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
150	4.000%, 6/15/19	No Opt. Call	BBB+	155,308
280	5.000%, 6/15/20	No Opt. Call	BBB+	301,669
150	5.000%, 6/15/21	No Opt. Call	BBB+	164,965
345	5.000%, 6/15/22	No Opt. Call	BBB+	385,196
375	5.000%, 6/15/23	6/22 at 100.00	BBB+	415,354
210	5.000%, 6/15/24	6/22 at 100.00	BBB+	231,384
510	5.000%, 6/15/25	6/22 at 100.00	BBB+	558,389
150	5.000%, 6/15/26	6/22 at 100.00	BBB+	163,245
100	4.250%, 6/15/27	6/22 at 100.00	BBB+	103,619
300	5.000%, 6/15/28	6/22 at 100.00	BBB+	323,550
220	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	BBB	243,725
	Replacement Project, Series 2013, 5.000%, 1/01/28 (Alternative Minimum Tax)
1,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program	6/25 at 100.00	A–	1,112,320
	Bonds, Refunding Series 2015XX, 5.000%, 6/15/27
75	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset	10/18 at 100.00	BBB+	76,870
	Transformation Program, Series 2008A, 5.250%, 10/01/38

20 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$ 40	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset	10/18 at 100.00	N/R (5)	$ 41,748
	Transformation Program, Series 2008A, 5.250%, 10/01/38 (Pre-refunded 10/01/18)
1,095	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Lien	12/26 at 100.00	Aaa	1,102,545
	Series 2017-1A, 3.750%, 12/01/31 (Alternative Minimum Tax)
1,280	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	A–	629,107
	Appreciation Series 2010A, 0.000%, 12/15/33
1,590	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D,	No Opt. Call	A–	1,788,686
	5.000%, 12/15/23
330	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/19	No Opt. Call	A+	346,210
270	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue	No Opt. Call	BBB–	292,815
	Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)
250	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding Series	No Opt. Call	Baa1	254,605
	2012Q, 3.000%, 1/01/22
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds,
	Series 2007-1A:
190	4.500%, 6/01/23	11/17 at 100.00	BBB+	190,181
230	4.625%, 6/01/26	11/17 at 100.00	BBB	230,219
160	4.750%, 6/01/34	11/17 at 100.00	BB–	156,403
70	5.000%, 6/01/41	11/17 at 100.00	B	68,446
10,170	Total New Jersey			10,224,824
	New Mexico – 1.0%
715	Farmington, New Mexico, Pollution Control Revenue Bonds, Southern California Edison Company –	No Opt. Call	A	723,330
	Four Corners Project, Refunding Series 2005A, 1.875%, 4/01/29 (Mandatory put 4/01/20)
490	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding	8/19 at 100.00	A1	521,164
	Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)
1,205	Total New Mexico			1,244,494
	New York – 4.3%
220	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	1/20 at 100.00	AA+ (5)	245,091
	Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30 (Pre-refunded 1/15/20)
	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds,
	Catholic Health System, Inc. Project, Series 2015:
210	5.000%, 7/01/23	No Opt. Call	BBB+	241,744
195	5.000%, 7/01/24	No Opt. Call	BBB+	226,968
200	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center	6/27 at 100.00	Baa3	227,342
	Obligated Group, Series 2017, 144A, 5.000%, 12/01/28
775	Dormitory Authority of the State of New York, State University Educational Facilities Revenue	5/22 at 100.00	AA	895,389
	Bonds, Third General Resolution, Series 2012A, 5.000%, 5/15/25
175	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series	2/21 at 100.00	AA–	200,449
	2011A, 5.750%, 2/15/47
260	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series	2/21 at 100.00	Aa3 (5)	299,463
	2011A, 5.750%, 2/15/47 (Pre-refunded 2/15/21)
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
240	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	220,558
170	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	147,273
835	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New	No Opt. Call	A	850,381
	York State Electric and Gas Corporation, Series 2005A, 2.375%, 7/01/26 (Mandatory put 5/01/20)
	(Alternative Minimum Tax)
435	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series	No Opt. Call	A–	461,361
	2013A, 5.000%, 5/01/19

NUVEEN 21

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York Transportation Development Corporation, New York, Special Facility Revenue Refunding
	Bonds, Terminal One Group Association, L.P. Project, Series 2015:
$ 60	5.000%, 1/01/22 (Alternative Minimum Tax)	No Opt. Call	A–	$ 67,777
60	5.000%, 1/01/23 (Alternative Minimum Tax)	No Opt. Call	A–	68,517
	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport
	Terminal B Redevelopment Project, Series 2016A:
135	4.000%, 7/01/32 (Alternative Minimum Tax)	7/24 at 100.00	BBB	141,426
175	4.000%, 7/01/33 (Alternative Minimum Tax)	7/24 at 100.00	BBB	182,723
185	5.000%, 7/01/34 (Alternative Minimum Tax)	7/24 at 100.00	BBB	203,896
215	4.000%, 7/01/35 – AGM Insured (Alternative Minimum Tax)	7/24 at 100.00	AA	224,303
275	5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	302,704
400	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding	No Opt. Call	AA–	459,768
	Series 2013B, 5.000%, 11/15/21
5,220	Total New York			5,667,133
	North Carolina – 1.3%
1,315	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2015C,	1/26 at 100.00	A	1,565,284
	5.000%, 1/01/29
250	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Capital Appreciation	7/26 at 96.08	BBB–	179,578
	Series 2017C, 0.000%, 7/01/27
1,565	Total North Carolina			1,744,862
	North Dakota – 0.7%
	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center
	Project, Series 2014A:
200	5.000%, 7/01/29 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	227,112
650	5.000%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (5)	738,114
850	Total North Dakota			965,226
	Ohio – 5.2%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
100	5.375%, 6/01/24	11/17 at 100.00	B–	97,495
1,865	5.125%, 6/01/24	11/17 at 100.00	B–	1,772,757
725	5.875%, 6/01/30	11/17 at 100.00	B–	705,135
100	5.750%, 6/01/34	11/17 at 100.00	B–	96,806
480	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project,	6/23 at 100.00	Baa2	506,770
	Series 2013, 5.000%, 6/15/43
50	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding	8/18 at 100.00	A3	51,811
	Series 2008C, 5.500%, 8/15/24
225	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding	8/18 at 100.00	N/R (5)	233,971
	Series 2008C, 5.500%, 8/15/24 (Pre-refunded 8/15/18)
	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds,
	Series 2012C:
25	4.000%, 10/01/18	No Opt. Call	Aa3	25,651
30	4.000%, 10/01/19	No Opt. Call	Aa3	31,498
40	4.000%, 10/01/20	No Opt. Call	Aa3	42,763
45	5.000%, 10/01/21	No Opt. Call	Aa3	50,531
35	5.000%, 10/01/22	No Opt. Call	Aa3	40,013
20	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	Caa1	9,150
	FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20
175	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	CCC–	80,063
	Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23
	(Mandatory put 3/01/19)

22 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 260	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	B1	$ 258,362
	Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/18
485	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	CCC–	221,888
	Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)
90	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	CCC–	41,175
	Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33
	(Mandatory put 7/02/18)
130	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	CCC–	59,475
	Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33 (Mandatory put 6/01/20)
2,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien	2/31 at 100.00	A+	1,938,320
	Convertible Series 2013A-3, 0.000%, 2/15/34 (4)
230	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	CCC–	105,225
	Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21)
90	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	Caa1	41,175
	Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19
110	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	CCC–	50,325
	Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (Mandatory put 6/03/19)
110	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	CCC+	50,325
	Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20)
220	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	CCC–	100,650
	Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33 (Mandatory put 7/01/20)
125	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	CCC–	57,188
	Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33 (Mandatory put 6/03/19)
100	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities	3/25 at 100.00	N/R	104,855
	Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 5.375%, 3/01/27
7,865	Total Ohio			6,773,377
	Oklahoma – 0.2%
250	Comanche County Educational Facilities Authority, Oklahoma, Educational Facilities Lease	12/27 at 100.00	A	296,435
	Revenue Bonds, Elgin Public Schools Project, Series 2017A, 5.000%, 12/01/31
	Oregon – 0.6%
1,250	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation	6/27 at 85.82	AA+	791,913
	Bonds, Deferred Interest Series 2017B, 0.000%, 6/15/31
	Pennsylvania – 5.8%
220	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	CCC–	100,650
	Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35
	(Mandatory put 4/02/18)
455	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds,	No Opt. Call	A	451,565
	Pennsylvania Power and Light Company, Series 2016B, 1.800%, 2/15/27 (Mandatory put 8/15/22)
200	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds,	12/19 at 100.00	N/R	208,130
	Series 2009, 7.750%, 12/15/27
500	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	BBB	504,300
	Bonds, PECO Energy Company Project, Refunding Series 1996A, 2.600%, 3/01/34
	(Mandatory put 9/01/20)
500	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue	No Opt. Call	BBB	499,395
	Bonds, PECO Energy Company Project, Refunding Series 1999A, 2.500%, 10/01/30
	(Mandatory put 4/01/20)
5	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	No Opt. Call	CCC+	2,288
	Shippingport Project, First Energy Guarantor., Series 2006A, 2.550%, 11/01/41
	(Mandatory put 12/03/18)

NUVEEN 23

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 405	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert	10/19 at 100.00	N/R (5)	$ 439,385
	Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)
500	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol	1/24 at 100.00	AA	587,930
	Region Parking System, Junior Guaranteed Series 2013B, 5.500%, 1/01/27
250	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol	1/24 at 100.00	AA	295,555
	Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/26 – AGM Insured
230	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds,	No Opt. Call	BBB	269,820
	Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/25 (Alternative
	Minimum Tax)
115	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue	12/17 at 100.00	Aaa	116,018
	Bonds, Series 2012B, 5.000%, 1/01/22
140	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Arts,	11/17 at 100.00	AA (5)	147,070
	Series 1999, 5.150%, 3/15/20 – AGM Insured (ETM)
475	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue	12/20 at 100.00	AA–	528,290
	Bonds, Series 2010A, 5.500%, 12/01/34
105	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue	12/20 at 100.00	N/R (5)	119,439
	Bonds, Series 2010A, 5.500%, 12/01/34 (Pre-refunded 12/01/20)
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second
	Series 2016B-2:
560	5.000%, 6/01/29	6/26 at 100.00	A3	653,559
580	5.000%, 6/01/35	6/26 at 100.00	A3	656,148
540	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 –	No Opt. Call	A (5)	589,307
	NPFG Insured (ETM)
65	Quakertown, Pennsylvania, General Authority Health Facilities Revenue USDA Loan Anticipation	7/19 at 100.00	N/R	65,031
	Notes and Revenue Bonds for LifeQuest Obligated Group, Series 2017A, 3.125%, 7/01/21
60	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds,	No Opt. Call	BB+	57,061
	Marywood University, Series 2016, 3.375%, 6/01/26
880	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East,	5/19 at 100.00	AA–	941,345
	Series 2009D, 6.250%, 11/15/34
330	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community	No Opt. Call	A–	377,447
	Hospital Project, Refunding & Improvement Series 2011, 5.750%, 8/01/21
7,115	Total Pennsylvania			7,609,733
	Rhode Island – 0.2%
200	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England	9/23 at 100.00	BB (5)	242,056
	Health System, Series 2013A, 5.500%, 9/01/28 (Pre-refunded 9/01/23)
	South Carolina – 3.7%
1,540	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Refunding Series	No Opt. Call	A3 (5)	1,651,188
	1991, 6.750%, 1/01/19 – FGIC Insured (ETM)
3,040	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Refunding Series	No Opt. Call	A3	3,245,686
	1991, 6.750%, 1/01/19 – FGIC Insured
4,580	Total South Carolina			4,896,874
	Tennessee – 0.3%
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds,
	Covenant Health, Refunding Series 2012A:
105	4.000%, 1/01/22	No Opt. Call	A	114,645
180	5.000%, 1/01/23	No Opt. Call	A	207,779
285	Total Tennessee			322,424
	Texas – 8.7%
10	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Refunding Series	5/20 at 100.00	AA (5)	11,217
	2010, 5.875%, 5/01/40 (Pre-refunded 5/01/20)

24 NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Refunding Bonds,
	Series 2009:
$ 65	5.000%, 5/01/29 (Pre-refunded 5/01/19)	5/19 at 100.00	AA (5)	$ 69,081
165	5.000%, 5/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	AA (5)	175,359
25	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities	12/17 at 100.00	N/R	0
	Electric Company, Series 2003D, 5.400%, 10/01/29 (Mandatory put 10/02/17) (6)
525	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%,	1/21 at 100.00	BBB+ (5)	608,843
	1/01/46 (Pre-refunded 1/01/21)
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	BBB+	1,150,870
	5.000%, 1/01/31
155	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series	No Opt. Call	A3	182,951
	2014C, 5.000%, 11/15/24
395	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series	11/24 at 100.00	AA	469,059
	2014A, 5.000%, 11/15/26 – AGM Insured
35	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	7/24 at 100.00	BB–	38,508
	Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)
140	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment	12/17 at 100.00	A2	140,475
	Facilities Department, Refunding Series 2011B, 5.250%, 9/01/25
500	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment	No Opt. Call	A2	432,595
	Project, Series 2001B, 0.000%, 9/01/23 – AMBAC Insured
430	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series	11/25 at 100.00	A1	504,889
	2015, 5.000%, 11/01/28 (Alternative Minimum Tax)
300	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	A3	326,583
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
100	5.000%, 12/01/25	No Opt. Call	B1	108,404
100	5.250%, 12/01/28	12/25 at 100.00	B1	109,260
250	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series	10/18 at 103.00	BB–	262,083
	2016B, 144A, 5.750%, 10/01/31 (Alternative Minimum Tax)
	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds,
	Children's Medical Center Dallas Project, Series 2012:
425	5.000%, 8/15/24	8/22 at 100.00	Aa2	490,573
380	5.000%, 8/15/25	8/22 at 100.00	Aa2	435,708
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital
	Appreciation Series 2011C:
100	0.000%, 9/01/43 (4)	9/31 at 100.00	AA+	107,716
490	0.000%, 9/01/45 (4)	9/31 at 100.00	AA+	574,417
760	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series	9/21 at 100.00	AA+	864,561
	2011D, 5.000%, 9/01/24
455	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2014A,	No Opt. Call	A1	531,918
	5.000%, 1/01/23
2,870	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008F,	1/18 at 100.00	A2 (5)	2,904,957
	5.750%, 1/01/38 (Pre-refunded 1/01/18)
230	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series	No Opt. Call	BBB+	230,060
	2006B, 1.434%, 12/15/17 (3-Month LIBOR reference rate + 0.550% spread) (10)
110	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series	12/22 at 100.00	A3	122,218
	2012, 5.000%, 12/15/32
475	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier	8/24 at 100.00	BBB+	538,360
	Refunding Series 2015C, 5.000%, 8/15/31
10,490	Total Texas			11,390,665

NUVEEN 25

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	September 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia – 0.6%
$ 100	Peninsula Ports Authority of Virginia, Coal Terminal Revenue Bonds, Dominion Terminal Associates	No Opt. Call	BBB	$ 99,833
	Project-DETC Issue, Refunding Series 2003, 1.550%, 10/01/33 (Mandatory put 10/01/19)
575	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River	7/22 at 100.00	BBB	640,125
	Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)
675	Total Virginia			739,958
	Washington – 2.2%
1,000	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015C, 5.000%, 4/01/23	No Opt. Call	AA–	1,166,320
	(Alternative Minimum Tax)
1,050	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research	1/21 at 100.00	A	1,137,959
	Center, Series 2011A, 5.375%, 1/01/31
585	Whidbey Island Public Hospital District, Island County, Washington, General Obligation Bonds,	12/22 at 100.00	Baa2	624,470
	Whidbey General Hospital, Series 2013, 5.500%, 12/01/33
2,635	Total Washington			2,928,749
	West Virginia – 0.6%
100	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue, University	No Opt. Call	N/R	99,147
	Town Centre Economic Opportunity Development District, Refunding & Improvement
	Series 2017A, 144A, 4.500%, 6/01/27 (WI/DD, Settling 10/12/17)
125	West Virginia Economic Development Authority, Energy Revenue Bonds, Morgantown Energy	No Opt. Call	Baa3	122,473
	Associates Project, Refunding Series 2016, 2.875%, 12/15/26 (Alternative Minimum Tax)
250	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds,	No Opt. Call	A–	248,488
	Appalachian Power Company – Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory put
	9/01/20) (Alternative Minimum Tax)
240	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health	6/27 at 100.00	A	248,422
	System Obligated Group, Improvement Series 2017A, 3.375%, 6/01/29
715	Total West Virginia			718,530
	Wisconsin – 4.3%
600	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American	12/27 at 100.00	N/R	687,534
	Dream @ Meadowlands Project, Series 2017, 144A, 6.500%, 12/01/37
350	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management	5/26 at 100.00	A–	353,056
	Inc., Refunding Series 2016A-2, 2.875%, 5/01/27 (Alternative Minimum Tax)
	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A:
755	4.000%, 4/01/20	No Opt. Call	AA–	807,608
25	5.000%, 4/01/22	No Opt. Call	AA–	28,805
325	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care,	No Opt. Call	A+	354,578
	Inc., Series 2010B, 5.000%, 7/15/20
675	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care,	7/21 at 100.00	A+	750,060
	Inc., Series 2012A, 5.000%, 7/15/25
590	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/27 at 100.00	A–	571,191
	Series 2017C, 3.250%, 2/15/33
1,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare	12/24 at 100.00	AA–	1,765,905
	Inc, Series 2015, 5.000%, 12/15/26
	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
45	5.000%, 5/01/21	5/19 at 100.00	Aa2	47,805
30	5.375%, 5/01/25	5/19 at 100.00	Aa2	32,067
35	5.625%, 5/01/28	5/19 at 100.00	Aa2	37,497
	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
30	5.375%, 5/01/25 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (5)	32,090
5	5.625%, 5/01/28 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (5)	5,368
35	6.000%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (5)	37,783
135	6.000%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa2 (5)	145,733
5,135	Total Wisconsin			5,657,080
$ 125,112	Total Municipal Bonds (cost $122,509,884)			129,294,674

26 NUVEEN

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%
	Transportation – 0.0%
$ 16	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$ 10,305
5	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/55	N/R	2,243
$ 21	Total Corporate Bonds (cost $1,623)				12,548
	Total Long-Term Investments (cost $122,511,507)				129,307,222

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.7%
	MUNICIPAL BONDS – 0.7%
	Florida – 0.3%
$ 385	Miami-Dade County School Board, Florida, Variable Rate Demand Obligation, Certificates	No Opt. Call	A-2	$ 385,000
	of Participation, Tender Option Bond Floater 2013-005, 144A, 1.170%, 5/01/37 (9)
	Illinois – 0.4%
285	Chicago Board of Education, Illinois, Variable Rate Demand Obligation, General Obligation	11/17 at 100.00	B	287,972
	Bonds, Dedicated Alternative Revenue, Project Series 2015G, 9.000%, 3/01/32 (9)
200	Chicago Board of Education, Illinois, Variable Rate Demand Obligation, General Obligation	11/17 at 100.00	B	202,074
	Bonds, Dedicated Revenues, Refunding SIFMA Index Series 2013A-2, 9.000%, 3/01/35 (9)
485	Total Illinois			490,046
$ 870	Total Short-Term Investments (cost $868,252)			875,046
	Total Investments (cost $123,379,759) – 99.4%			130,182,268
	Other Assets Less Liabilities – 0.6%			798,237
	Net Assets – 100%			$ 130,980,505

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch,
Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard &
Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(6)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.
(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.
(8)	During January 2010, Las Vegas Monorail Company ("Las Vegas Monorail") filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas
Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on
July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund's Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund's records.
(9)	Investment has a maturity of greater than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(10)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ETM	Escrowed to maturity.
LIBOR	London Inter-Bank Offered Rate.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.
NUVEEN 27

Statement of Assets and Liabilities	September 30, 2017 (Unaudited)

Assets
Long-term investments, at value (cost $122,511,507)	$129,307,222
Short-term investments, at value (cost $868,252)	875,046
Cash	42,489
Receivable for:
Interest	1,534,204
Investments sold	330,000
Other assets	3,301
Total assets	132,092,262
Liabilities
Payable for:
Dividends	315,923
Investments purchased	686,951
Accrued expenses:
Management fees	49,625
Trustees fees	892
Other	58,366
Total liabilities	1,111,757
Net assets	$130,980,505
Shares outstanding	12,445,363
Net asset value ("NAV") per share outstanding	$ 10.52

Net assets consist of:
Shares, $.01 par value per share	$ 124,454
Paid-in surplus	123,843,472
Undistributed (Over-distribution of) net investment income	263,929
Accumulated net realized gain (loss)	(53,859)
Net unrealized appreciation (depreciation)	6,802,509
Net assets	$130,980,505
Authorized shares	Unlimited

See accompanying notes to financial statements.
28 NUVEEN

Statement of Operations	Six Months Ended September 30, 2017 (Unaudited)

Investment Income	$ 2,452,918
Expenses
Management fees	300,312
Custodian fees	22,674
Trustees fees	1,978
Professional fees	11,973
Shareholder reporting expenses	18,447
Shareholder servicing agent fees	1,946
Stock exchange listing fees	3,493
Investor relations expense	6,118
Other	9,180
Total expenses	376,121
Net investment income (loss)	2,076,797
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(125)
Change in net unrealized appreciation (depreciation) of investments	2,882,210
Net realized and unrealized gain (loss)	2,882,085
Net increase (decrease) in net assets from operations	$ 4,958,882

See accompanying notes to financial statements.
NUVEEN 29

Statement of Changes in Net Assets		(Unaudited)

	Six Months	Year
	Ended	Ended
	9/30/17	3/31/17
Operations
Net investment income (loss)	$2,076,797	$3,954,543
Net realized gain (loss) from investments	(125)	69,578
Change in net unrealized appreciation (depreciation) of investments	2,882,210	(4,483,778)
Net increase (decrease) in net assets from operations	4,958,882	(459,657)
Distributions to Shareholders
From net investment income	(1,941,476)	(3,916,297)
From accumulated net realized gains	—	(24,891)
Decrease in net assets from distributions to shareholders	(1,941,476)	(3,941,188)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	26,761
Net increase (decrease) in net assets from capital share transactions	—	26,761
Net increase (decrease) in net assets	3,017,406	(4,374,084)
Net assets at the beginning of period	127,963,099	132,337,183
Net assets at the end of period	$130,980,505	$127,963,099
Undistributed (Over-distribution of) net investment income at the end of period	$263,929	$128,608

See accompanying notes to financial statements.
30 NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK
NUVEEN 31

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions
		Net	Net			From
		Investment	Realized/		From Net	Accumulated			Ending
	Beginning	Income	Unrealized		Investment	Net Realized		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	NAV	Price
Year Ended 3/31:
2018 (c)	$ 10.28	$ 0.17	$ 0.23	$ 0.40	$ (0.16)	$ —	$ (0.16)	$ 10.52	$ 10.31
2017	10.64	0.32	(0.36)	(0.04)	(0.32)	—*	(0.32)	10.28	9.93
2016	10.59	0.32	0.06	0.38	(0.33)	—	(0.33)	10.64	10.57
2015	10.38	0.34	0.21	0.55	(0.34)	—	(0.34)	10.59	10.78
2014	10.63	0.36	(0.27)	0.09	(0.34)	—	(0.34)	10.38	10.18
2013	10.45	0.37	0.18	0.55	(0.37)	—	(0.37)	10.63	10.35

32 NUVEEN

				Ratios/Supplemental Data

	Total Returns			Ratios to Average Net Assets
		Based				Net
Based		on	Ending			Investment		Portfolio
on		Share	Net Assets			Income		Turnover
NAV(a)		Price(a)	(000)	Expenses		(Loss)		Rate(b)

3.87%		5.46%	$130,981	0.58	%**	3.18	%**	11%
(0.43)		(3.13)	127,963	0.58		3.01		15
3.66		1.24	132,337	0.57		3.01		20
5.37		9.39	131,818	0.58		3.23		16
0.95		1.83	129,153	0.58		3.44		15
5.32		4.77	132,277	0.56		3.51		17

(a)
Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(b)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(c)	For the six months ended September 30, 2017.
*	Rounds to less than $0.01 per share.
**	Annualized.
See accompanying notes to financial statements.
NUVEEN 33

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies
General Information
Fund Information
The fund covered in this report and its corresponding New York Stock Exchange ("NYSE") symbol is Nuveen Select Maturities Municipal Fund (NIM) (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on July 23, 1992.
The end of the reporting period for the Fund is September 30, 2017, and the period covered by these Notes to Financial Statements is the six months ended September 30, 2017 (the "current fiscal period").
Investment Adviser
The Fund's investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a subsidiary of Nuveen, LLC ("Nuveen"). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund's portfolio, manages the Fund's business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
Investment Objective and Principal Investment Strategies
The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital by investing in an investment-grade quality portfolio of municipal obligations with intermediate characteristics. In managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years with respect to 80% of its total assets that, in the opinion of the Sub-Adviser, represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Sub-Adviser will actively monitor the effective maturities of the Fund's investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity of twelve years or less.
Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services – Investment Companies." The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Fund's outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$686,951

Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind ("PIK") interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.
34 NUVEEN

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Compensation
The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund's Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service ("pricing service") approved by the Board. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
NUVEEN 35

Notes to Financial Statements (Unaudited) (continued)
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's net asset value ("NAV") (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Municipal Bonds*	$—	$129,294,674	$—		$129,294,674
Corporate Bonds**	—	—	12,548	***	12,548
Short-Term Investments:
Municipal Bonds*	—	875,046	—		875,046
Total	$—	$130,169,720	$12,548		$130,182,268

*	Refer to the Fund's Portfolio of Investments for state classifications.
**	Refer to the Fund's Portfolio of Investments for industry classifications.
***	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund's pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

36 NUVEEN

3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Fund is authorized to invest in derivative instruments and may do so in the future, it did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Transactions in Fund shares during the Fund's current and prior fiscal period, were as follows:

	Six Months	Year
	Ended	Ended
	9/30/17	3/31/17
Shares issued to shareholders due to reinvestment of distributions	—	2,482

5. Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period aggregated $14,404,310 and $14,046,047, respectively.
6. Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

NUVEEN 37

Notes to Financial Statements (Unaudited) (continued)
The table below presents the cost and unrealized appreciation (depreciation) of the Fund's investment portfolio, as determined on a federal income tax basis as of September 30, 2017.

Tax cost of investments	$123,212,007
Gross unrealized:
Appreciation	$7,516,232
Depreciation	(545,971)
Net unrealized appreciation (depreciation) of investments	$6,970,261

Permanent differences, primarily due to taxable market discount and distribution reallocations, resulted in reclassifications among the Fund's components of net assets as of March 31, 2017, the Fund's last tax year end, as follows:

Paid-in-surplus	$—
Undistributed (Over-distribution of) net investment income	(23,901)
Accumulated net realized gain (loss)	23,901

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2017, the Fund's last tax year end, were as follows:
Undistributed net tax-exempt income[1]	$281,923
Undistributed net ordinary income[2]	—
Undistributed net long-term capital gains	—

[1] Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2017, paid on April 3, 2017.
[2] Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Fund's last tax year ended March 31, 2017 was designated for purposes of the dividends paid deduction as follows:

Distributions from net tax-exempt income	$3,900,840
Distributions from net ordinary income[2]	33,870
Distributions from net long-term capital gains	6,414
[2] Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

During the Fund's last tax year ended March 31, 2017, the Fund utilized $110,784 of its capital loss carryforward.
The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses[3]	$38,202
Late-year ordinary losses[4]	—

[3] Capital losses incurred from November 1, 2016 through March 31, 2017, the Fund's last tax year end.
[4] Ordinary losses incurred from January 1, 2017 through March 31, 2017 and/or specified losses incurred from November 1, 2016 through March 31, 2017.

38 NUVEEN

7. Management Fees and Other Transactions with Affiliates
Management Fees
The Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:
Average Daily Net Assets*	Fund-Level Fee
For the first $125 million	0.3000%
For the next $125 million	0.2875
For the next $250 million	0.2750
For the next $500 million	0.2625
For the next $1 billion	0.2500
For the next $3 billion	0.2250
For managed assets over $5 billion	0.2125

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund's daily net assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of September 30, 2017, the complex- level fee rate for the Fund was 0.1599%.

Other Transactions with Affiliates
The Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser ("inter-fund trade") under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of "Receivable for investments sold" and/or "Payable for investments purchased" on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Fund did not engage in inter-fund trades pursuant to these procedures.

NUVEEN 39

Notes to Financial Statements (Unaudited) (continued)

8. Borrowing Arrangements

Uncommitted Line of Credit
During the current fiscal period, the Fund participated in an unsecured bank line of credit ("Unsecured Credit Line") under which outstanding balances would bear interest at a variable rate. Although the Fund participated in the Unsecured Credit Line, it did not have any outstanding balances during the current fiscal period.
The Unsecured Credit Line was not renewed after its schedule termination date on July 27, 2017.
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser ("Participating Funds"), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including the Fund covered by this shareholder report. The credit facility expires in July 2018 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund did not utilize this facility.
Inter-Fund Borrowing and Lending
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities "fails," resulting in an unanticipated cash shortfall) (the "Inter-Fund Program"). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund's outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund's total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund's inter-fund loans to any one fund shall not exceed 5% of the lending fund's net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day's notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund's investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, none of the Funds have entered into any inter-fund loan activity.

40 NUVEEN

9. New Accounting Pronouncements
Accounting Standards Update ("ASU") 2017-08 ("ASU 2017-08") Premium Amortization on Purchased Callable Debt Securities
During March 2017, the Financial Accounting Standards Board ("FASB") issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

NUVEEN 41

Additional Fund Information

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner	John K. Nelson
William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered		Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm		Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP		Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Drive		Company, N.A.
	Boston, MA 02111		Chicago, IL 60601		250 Royall Street
Canton, MA 02021
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds' Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC online at http://www.sec.gov.

CEO Certification Disclosure
The Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases
The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

NIM
Shares repurchased	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

42 NUVEEN

Glossary of Terms Used in this Report
•
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

•
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the invest- ment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•
Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

•
Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receiv- ables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

•
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

•
S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturity dates between 3 and 14.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

NUVEEN 43

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.
Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

44 NUVEEN

Annual Investment Management Agreement Approval Process (Unaudited)
The Board of Trustees (the "Board," and each Trustee, a "Board Member") of the Fund, including the Board Members who are not parties to the Fund's advisory or sub-advisory agreement or "interested persons" of any such parties (the "Independent Board Members"), oversees the management of the Fund, including the performance of Nuveen Fund Advisors, LLC, the Fund's investment adviser (the "Adviser"), and Nuveen Asset Management, LLC, the Fund's sub-adviser (the "Sub-Adviser"). As required by applicable law, after the initial term of the Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund's management agreement with the Adviser (the "Investment Management Agreement") and its sub-advisory agreement with the Sub-Adviser (the "Sub-Advisory Agreement" and, together with the Investment Management Agreement, the "Advisory Agreements"). Accordingly, the Board met in person on April 11-12, 2017 (the "April Meeting") and May 23-25, 2017 (the "May Meeting") to consider the approval of each Advisory Agreement for the Fund that was up for renewal for an additional one-year period.
The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Fund and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.
In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a "Fund Adviser"); an analysis of fund performance including comparative industry data and a detailed focus on any performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; a review of premium/discount trends and leverage management for the closed-end funds; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. ("Broadridge" or "Lipper"), an independent provider of investment company data, comparing, in relevant part, the Fund's fees and expenses with those of a comparable universe of funds (the "Peer Universe"), as selected by Broadridge (the "Broadridge Report"). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
As part of its annual review, the Board met at the April Meeting to review the investment performance of the Fund and to consider the Adviser's analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser's assets under management, investment

NUVEEN 45

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser's services provided to the Fund and the resulting performance of the Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds' compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.
The Board further noted the Adviser's continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Fund. The Board recognized the Adviser's investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser's continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen's cyberse-curity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.
In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser's continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to closed-end Nuveen funds, such initiatives included (a) an increased level of leverage management activities in 2016 and 2017 resulting from the rollover of existing facilities, the negotiation of improved terms and pricing to reduce leverage costs, the innovation of new leverage structures, the rebalancing of leverage of various funds as a result of mergers or new investment mandates, and the restructuring of tender option bonds to be compliant

46 NUVEEN

with new regulatory requirements; (b) an increased level of capital management activities (i.e., the management of the issuance and repurchase of shares of certain closed-end funds) during 2016 as a result of market demand as well as an implementation of a cross department review system for shares trading at certain discount levels; (c) continued refinements to a database to permit further analysis of the closed-end fund marketplace and shareholder base; (d) the development of enhanced secondary market board reporting and commentary; (e) the reconfiguration of the framework for determining and maintaining closed-end fund benchmarks to permit more consistency across the complex; and (f) the development of product innovations for new closed-end offerings, including target term funds. The Board also recognized the Adviser's continued commitment to supporting the closed-end product line through its award winning investor relations support program through which Nuveen seeks to educate investors and financial advisers regarding closed-end funds.
With respect to municipal funds, the Independent Board Members also appreciated, in particular, the astute portfolio management of the municipal funds with respect to the Puerto Rico debt crisis.
In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.
Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Fund. The Sub-Adviser generally provided portfolio advisory services for the Fund. The Board reviewed the Adviser's analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.
B. The Investment Performance of the Fund and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the "Performance Peer Group") and a recognized or customized benchmark (i.e., generally a benchmark derived from multiple recognized benchmarks). For closed-end funds, the Board (or the Closed-end Fund Committee) also reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. The Independent Board Members continued to recognize the importance of secondary market trading for the shares of the closed-end funds and the evaluation of the premium and discount levels was a continuing priority for them. The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.
In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark

NUVEEN 47

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
and the Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the Fund's performance.
In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder's experience in the Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser's analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund's performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund's investment strategy and seeking exposure to that strategy (even if the strategy was "out of favor" in the marketplace) and knowing the fund's fee structure.
In reviewing the performance of the Nuveen municipal funds, the Board recognized the challenged and volatile conditions of the municipal market in the fourth quarter of 2016 which impacted the performance of many of the municipal funds. The Board further considered that the municipal market had generally rebounded in the first quarter of 2017. In reviewing the performance of the municipal funds, the Board considered the impact of the market conditions.
The Board noted that the Fund ranked in the fourth quartile in its Performance Peer Group in the one-, three- and five-year periods. Although the Fund underperformed its benchmark in the one- and three-year periods, the Fund outperformed its benchmark in the five-year period. In reviewing the comparative peer data, the Board recognized that the peer group was classified as low for relevancy. The Board further noted that the holdings in the securities of a particular issuer were a key detractor from the Fund's performance. The Board was satisfied with the Adviser's explanation of Fund performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and other fees and expenses of the Fund. The Board reviewed and considered, among other things, the gross and net management fees paid by the Fund. The Board further considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors' net experience in the Fund as it directly reflected the costs of investing in the Fund.
In addition, the Board reviewed the Broadridge Report comparing, in relevant part, the Fund's gross and net advisory fees and net total expense ratio with those of a Peer Universe. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe; changes each year of funds comprising the Peer Universe; levels of expense reimbursements and fee waivers; and differences in the type and use of leverage. Nevertheless, in reviewing a fund's fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund's expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

48 NUVEEN

The Independent Board Members noted that the Fund had a net management fee and a net expense ratio that were higher than its peer averages. The Independent Board Members noted that the Fund's net expense ratio was higher than the average of the Peer Universe primarily due to the odd composition of the Peer Universe, which contained only one non-Nuveen fund. The Independent Board Members noted that the Fund's net expense ratio was below that of the non-Nuveen peer. The Independent Board Members were satisfied with the explanation of the differential.
In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. With respect to closed-end funds, the Board considered the effects of leverage on fees and expenses, including the calculation of management fees for funds with tender option bonds.
Based on their review of the information provided, the Board determined that the Fund's management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
The Board also reviewed information regarding the respective Fund Adviser's fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include municipal separately managed accounts and passively managed exchange-traded funds ("ETFs") sub-advised by the Sub-Adviser but that are offered by another fund complex.
The Board recognized that the Fund had an affiliated sub-adviser. In reviewing the fee rates assessed to other clients, with respect to affiliated sub-advisers, the Board reviewed, among other things, the range of fees and average fee rates assessed for managed accounts.
The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.
The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. The Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.
Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Board concluded that such facts justify the different levels of fees.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members also considered Nuveen's level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further

NUVEEN 49

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.
In their review, the Independent Board Members evaluated, among other things, Nuveen's adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen's operating margins for its advisory activities in 2016 were similar to that of 2015.
In addition to reviewing Nuveen's profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen's adjusted operating margins appeared comparable to the adjusted margins of the peers.
Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America ("TIAA"). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.
In addition to the Adviser's profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser's revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre-and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2016.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.
Based on a consideration of all the information provided, the Board noted that Nuveen's and the Sub-Adviser's level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as the Fund grows and the extent to which these economies were shared with the Fund and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser's investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain

50 NUVEEN

exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds' investment portfolios.
The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year. In addition, the Independent Board Members recognized the Adviser's ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.
Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. The Independent Board Members noted that affiliates of the Adviser may receive compensation for serving as a co-manager for initial public offerings of new Nuveen closed-end funds and as underwriter on shelf offerings for certain existing funds. The Independent Board Members considered the compensation paid for such services in 2016.
In addition to the above, the Independent Board Members considered that the Fund's portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser's fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

NUVEEN 51

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of the world's premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.
Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/cef
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-A-0917D 304526-INV-B-11/18

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Maturities Municipal Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: December 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: December 7, 2017

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: December 7, 2017